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                         E*TRADE RUSSELL 2000 INDEX FUND

                         Supplement dated March 31, 2005
                         to the Prospectus dated April 29, 2004

A. The following replaces the fee table and corresponding footnotes under the section of the Prospectus for the E*TRADE Russell 2000 Index Fund titled "Fees and Expenses":

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                            None
Maximum Deferred Sales Charge (Load)                                        None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other       None
Distributions
Redemption Fee (as a percentage of redemption proceeds, payable only if
shares are redeemed within four months of purchase)                        1.00%
Account Maintenance Fee (for Fund balances below $5,000)*      $2.50 per quarter

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                            0.15%
Distribution (12b-1) Fees                                  None
Other Expenses                                             0.85%
Total Annual Fund Operating Expenses                       1.00%
Fee Waiver and/or Expense Reimbursement**                 (0.78)%
Net Fund Expenses**                                        0.22%

      * If applicable, a fractional share will automatically be redeemed from your account quarterly to pay the account maintenance fee.

     ** The Fee Waiver and/or Expense Reimbursement reflects a contractual Expense Limitation Agreement between E*TRADE Asset Management, Inc.

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("ETAM") and the Fund to waive or limit its fees or to assume other expenses so that, on an annualized basis, the Net Fund Expenses (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, account maintenance fees payable to ETAM, and extraordinary fees and expenses not incurred in the ordinary course of business) are at the level specified above through at least April 30, 2006. There is no guarantee that the Expense Limitation Agreement (or the Fee Waiver and/or Expense Reimbursement by ETAM) will continue after that date or will continue at the currently specified level of Net Fund Expenses. For example, ETAM may determine to discontinue the Expense Limitation Agreement at the currently specified level for Net Fund Expenses if the Fund's assets do not increase significantly by April 30, 2006. As described in the section of this Prospectus titled "Fund Management - Expense Limitation Agreement," the Fund may at a later date reimburse ETAM for the fees it waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.22% and the Board of Trustees has approved in advance such reimbursement payment to ETAM.

B. The following replaces the table and corresponding footnote under the section of the Prospectus for the E*TRADE Russell 2000 Index Fund titled "Fees and Expenses - Example":

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs(1) would be:

     1 YEAR        3 YEARS        5 YEARS        10 YEARS

      $ 23          $ 229          $ 465         $ 1,143

     (1) The Example reflects the contractual expense limit for the one-year period and the first year of the three-, five- and ten-year periods. The costs under the three-, five- and ten-year examples do not reflect the Expense Limitation

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     Agreement for the periods following the first year. As long as the Expense
     Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the three-, five- and ten-year examples.

C. The following disclosure replaces the first paragraph under the section "Fund Management -- Expense Limitation Agreement" on page 10 of this
     Prospectus:

In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least April 30, 2006. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the account maintenance fees payable to ETAM, and extraordinary fees and expenses not incurred in the ordinary course of the Fund's business) are limited to 0.22% of the Fund's average daily net assets.

There is no guarantee that the fee waiver will continue after April 30, 2006. For example, ETAM may determine to discontinue the Expense Limitation Agreement if the Fund's assets do not increase significantly by April 30, 2006.


                                  E*TRADE FUNDS

                        E*TRADE International Index Fund
                         E*TRADE Russell 2000 Index Fund
                           E*TRADE S&P 500 Index Fund
                          E*TRADE Technology Index Fund

                         Supplement dated March 31, 2005
         to the Statement of Additional Information dated April 29, 2004

The following replaces the first two paragraphs (and table accompanying the second paragraph) of the section titled "Investment Advisory and Other Services
- Expense Limitation Agreement" on page 44 of the Statement of Additional
Information:

In the interest of limiting expenses of each Fund, ETAM has entered into an expense limitation agreement with each Fund listed below ("Expense Limitation Agreement"). The Expense Limitation Agreement will continue through at least April 30, 2006. There is no guarantee that the Expense Limitation Agreement will continue after April 30, 2006. ETAM may determine to discontinue the Expense Limitation Agreement for the Index Funds if the assets of the Index Funds do not significantly increase by the expiration date of the Expense Limitation Agreement.

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Pursuant to the Expense Limitation Agreement, ETAM has agreed to waive or limit its fees or assume other expenses so that the total operating expenses of each Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, account maintenance fees payable to ETAM, and extraordinary fees and expenses not incurred in the ordinary course of a Fund's business) are limited to following as a percentage of each Fund's average daily net assets:

Fund                                   Expense Limitation
-----                                  ------------------
Russell 2000 Index Fund                0.22%
Technology Index Fund                  0.60%
International Index Fund               0.09%
S&P 500 Index Fund                     0.09%